Prepayments - Schedule of Prepayments (Details) - USD ($) $ in Thousands		Dec. 31, 2025	Dec. 31, 2024
Schedule of Prepayments [Abstract]
Prepayment to suppliers	[1]	$ 21,569	$ 18,833
Prepaid acquisition consideration	[2]	4,100	2,460
Others		373	358
Prepayments		$ 26,042	$ 21,651

[1]	Prepayment to suppliers primarily represents (i) hosting services fee, hash rate fee and other service fees prepaid to suppliers for which the relevant services have not been rendered; (ii) prepaid mining equipment procurement fee for which the equipment has not been delivered as of the year end.
[2]	In 2024 and 2025, the Company made prepayments for the acquisition of a mining facility.